                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   May 5, 1994
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                             Ameritech Corporation
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            (Exact name of registrant as specified in its charter)



                                   Delaware
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                (State or other jurisdiction of incorporation)



                  1-8612                           36-3251481
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         (Commission File Number)       (IRS Employer Identification No.)



        30 South Wacker Drive, Chicago, Illinois              60606
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        (Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code (312) 750-5000
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     The purpose of this Current Report on Form 8-K is to file conformed copies of an Underwriting Agreement (attached hereto as Exhibit 1-a) and a Pricing Agreement (attached hereto as Exhibit 1-b) executed in connection with a proposed offering of notes by Ameritech Capital Funding Corporation, a wholly-owned subsidiary of the Registrant ("Capital Funding"), to be issued pursuant to the Registration Statements on Form S-3 (File Nos. 33-32705 and 33-36790) filed by the Company and Ameritech with the Commission under the Act on December 21, 1989 and September 12, 1990, respectively (the "Registration Statements"), together with a form of the Officers' Certificate (attached hereto as Exhibit 4-a) and notes (attached hereto as Exhibit 4-b), for incorporation into the Registration Statements.

Item 7.   Financial Statements and Exhibits.
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     (c)  Exhibits.

     Number            Description
     ------            -----------
      1-a              Conformed copy of executed Underwriting Agreement dated
                       April 25, 1994 among Capital Funding, the Registrant and
                       Goldman, Sachs & Co., as Representatives (the
                       "Representatives") of the several Underwriters named in the Pricing Agreement.

      1-b Conformed copy of executed Pricing Agreement dated May 5, 1994 among Capital Funding, the Registrant and the Representatives.

      4-a Form of Officers' Certificate to be delivered establishing Capital Funding's Floating Rate Notes due May 12, 1998.

      4-b              Form of Floating Rate Notes due May 12, 1998.
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                                      -2-
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                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 11, 1994           AMERITECH CORPORATION



                              By:  /s/ Richard W. Pehlke
                                  ----------------------

                              Title:Vice President & Treasurer
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                                 EXHIBIT INDEX
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

                                                     Page Number
                                                         In
Number    Description                                This Report
- - ------    -----------                                -----------
 1-a      Conformed copy of executed Underwriting
          Agreement dated April 25, 1994 among
          Capital Funding, the Registrant and
          Goldman, Sachs & Co., as Representatives
          (the "Representatives") of the several
          Underwriters named in the Pricing
          Agreement.

 1-b
          Conformed copy of executed Pricing
          Agreement dated May 5, 1994 among
          Capital Funding, the Registrant and the
          Representatives.

 4-a      Form of Officers' Certificate to be
          delivered establishing Capital Funding's
          Floating Rate Notes due May 12, 1998.

 4-b      Form of Floating Rate Notes due May 12,
          1998 of Capital Funding.

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